Exhibit 99.1

EXECUTION COPY

FIRST AMENDMENT, dated as of September 27, 2011 (this “Amendment”), to the CREDIT AGREEMENT, dated as of January 19, 2011 (as amended, supplemented or otherwise modified, the “Credit Agreement”), among TIME WARNER INC., a Delaware corporation, TIME WARNER INTERNATIONAL FINANCE LIMITED, a company organized under the laws of England and Wales, the several banks and other financial institutions from time to time parties thereto (the “Lenders”), and CITIBANK, N.A., as administrative agent (the “Administrative Agent”).

WHEREAS, the Lenders have agreed to extend credit to the Borrowers under the Credit Agreement on the terms and subject to the conditions set forth therein;

WHEREAS, the Borrowers have requested that the Lenders (a) extend the maturity of their Loans and the expiration of their Commitments, (b) eliminate the use of commitment utilization percentages in Applicable Rate calculations and (c) effect certain other amendments to the Credit Agreement as set forth herein; and

WHEREAS, the Lenders are willing to amend the Credit Agreement on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Capitalized terms used but not otherwise defined herein (including in the preamble and the recitals hereto) have the meanings assigned to them in the Credit Agreement.

SECTION 2. Amendment of Credit Agreement. Effective as of the First Amendment Effective Date (as defined below), the Credit Agreement is hereby amended as follows:

(a) The reference to “three-year revolving credit facility” in the first whereas clause of the preamble shall be replaced by the words “four-year revolving credit facility”.

(b) Section 1.01 of the Credit Agreement is hereby amended by:

(i) inserting the following new defined terms in appropriate alphabetical order:

“First Amendment” means the First Amendment, dated as of September 27, 2011, to this Agreement.

“First Amendment Effective Date” has the meaning assigned to such term in the First Amendment.

“Four-Year Maturity Date” means the fourth anniversary of the First Amendment Effective Date.

(ii) amending and restating the following definitions in their respective entireties to read as follows:

“Applicable Rate” means, for any day, (a) with respect to the Facility Fee payable under Section 2.11(a) in respect of the Four-Year Commitments, the applicable rate per annum set forth below expressed in Basis Points under the caption “Facility Fee Rate for Four-Year Facility”, (b) with respect to the Facility Fee payable under Section 2.11(a) in respect of the Five-Year Commitments, the applicable rate per annum set forth below expressed in Basis Points under the caption “Facility Fee Rate for Five-Year Facility”, (c) with respect to the interest spread on any Loan of either Class (other than an ABR Loan), the applicable rate per annum set forth below expressed in Basis Points under the caption “Applicable Rate (Non-ABR Loans) for Four-Year Facility” or “Applicable Rate (Non-ABR Loans) for Five-Year Facility”, as applicable, and (d) with respect to the interest spread on any ABR Loan of either Class, the applicable rate per annum set forth below expressed in Basis Points under the caption “Applicable Rate (ABR Loans) of Four-Year Facility” or “Applicable Rate (ABR Loans) of Five-Year Facility”, as applicable, in each case based upon the senior unsecured long-term debt credit rating (or an equivalent thereof) (in each case, a “Rating”) assigned by Moody’s and S&P, respectively, applicable on such date to Time Warner:

Ratings S&P / Moody’s	Facility Fee Rate for Four-Year Facility (Bps)	Facility Fee Rate for Five-Year Facility (Bps)	Applicable Rate (ABR Loans) for Four-Year Facility (Bps)	Applicable Rate (Non-ABR Loans) for Four-Year Facility (Bps)	Applicable Rate (ABR Loans) for Five-Year Facility (Bps)	Applicable Rate (Non-ABR Loans) for Five-Year Facility (Bps)
Category A A / A2 or Higher	8.0	10.0	0.0	67.0	0.0	65.0
Category B A- / A3	10.0	12.5	0.0	77.5	0.0	75.0
Category C BBB+ / Baa1	12.5	15.0	0.0	87.5	0.0	85.0
Category D BBB / Baa2	15.0	17.5	10.0	110.0	7.5	107.5
Category E BBB- / Baa3	20.0	22.5	30.0	130.0	27.5	127.5
Category E Lower than BBB- / Baa3	25.0	30.0	50.0	150.0	45.0	145.0

For purposes of determining the Applicable Rate (A) if either Moody’s or S&P shall not have in effect a relevant Rating (other than by reason of the circumstances referred to in clause (C) of this definition), then the Rating assigned by the other rating agency shall be used; (B) if the relevant Ratings assigned by Moody’s and S&P shall fall within different Categories, the Applicable Rate shall be based on the higher of the two Ratings unless one of the two Ratings is two or more Categories lower than the other, in which case the Applicable Rate shall be determined by reference to the Category next below that of the higher of the two Ratings; (C) if either rating agency shall cease to assign a relevant Rating solely because Time Warner elects not to participate or otherwise cooperate in the ratings process of such rating agency, the Applicable Rate shall not be less than that in effect immediately before such rating agency’s Rating for Time Warner became unavailable; and (D) if the relevant Ratings assigned by Moody’s or S&P shall be changed (other than as a result of a change in the rating system of Moody’s or S&P), such change shall be effective as of the date on which it is first announced by the applicable rating agency. Each change in the Applicable Rate shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change. If the rating system of Moody’s or S&P shall change, or if either such rating agency shall cease to be in the business of rating corporate debt obligations, Time Warner and the Lenders shall negotiate in good faith to amend this definition to reflect such changed rating system or the unavailability of ratings from such rating agency, and, pending the effectiveness of any such amendment, the Applicable Rate shall be determined by reference to the rating most recently in effect prior to such change or cessation.

“Five-Year Maturity Date” means the fifth anniversary of the First Amendment Effective Date.

(iii) deleting the definition of “Three-Year Maturity Date”; and

(iv) deleting the definition of, and all references to, “Commitment Utilization Percentage”.

(c) Each reference to “Three-Year” in any definition or use of a defined term appearing in the Credit Agreement, in Schedule 2.01 or Exhibit A to the Credit Agreement or in any other Credit Document is hereby replaced with the words “Four-Year”.

SECTION 3. Representations and Warranties. Each of the Borrowers hereby represents and warrants that (i) this Amendment is within such Borrower’s corporate powers and has been duly authorized by all necessary corporate and, if required, stockholder action of such Borrower, (ii) this Amendment has been duly executed and delivered by such Borrower, (iii) this Amendment constitutes a legal, valid and binding obligation of such Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, (iv) as of the date hereof, no Default or Event of Default has occurred and is continuing and (v) the representations and warranties set forth in Article III of the Credit Agreement and in the other Credit Documents are true and correct in all material respects on and as of the date hereof, with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date.

SECTION 4. Effectiveness. This Amendment shall become effective as of the first date (the “First Amendment Effective Date”) on which:

(a) the Administrative Agent (or its counsel) shall have received duly executed counterparts hereof that, when taken together, bear the authorized signatures of each Borrower and all the Lenders and Issuing Banks;

(b) the Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and, where applicable, good standing of each Borrower and the authorization of this Amendment, in form and substance reasonably satisfactory to the Administrative Agent and its counsel;

(c) the Administrative Agent shall have received favorable written opinions (addressed to the Administrative Agent and the Lenders dated the First Amendment Effective Date) of (i) Cravath, Swaine & Moore LLP, counsel for the Borrowers and (ii) Simpson Thacher & Bartlett LLP, in each case in form and substance reasonably satisfactory to the Administrative Agent;

(d) the Administrative Agent shall have received an Acknowledgment and Consent, substantially in the form of Exhibit A hereto, duly executed and delivered by each Guarantor;

(e) the Administrative Agent shall have received a certificate from each Borrower, in form and substance reasonably satisfactory to the Administrative Agent, dated the First Amendment Effective Date and signed by the president, a vice president, a financial officer or an equivalent officer of such Borrower, confirming compliance with the conditions set forth in paragraphs (a) and (b) of Section 4.02 of the Credit Agreement; and

(f) the Administrative Agent shall have received, for the account of each Lender, a consent fee in the amount of 0.10% of the aggregate amount of the Commitments of such Lender as of the First Amendment Effective Date;

provided that if the First Amendment Effective Date shall not have occurred on or before October 4, 2011, this Amendment shall terminate and be of no further force and effect. The Administrative Agent shall notify the Borrowers and the Lenders of the First Amendment Effective Date, and such notice shall be conclusive and binding. For the avoidance of doubt, the amendment to the definition of “Applicable Rate” shall be effective as of the First Amendment Effective Date and shall not affect amounts payable by the Borrowers in respect of periods prior thereto.

Without limiting the generality of the provisions of Article VIII of the Credit Agreement, for purposes of determining compliance with the conditions specified in this Section 4, each Lender shall be deemed to have accepted, and to be satisfied with, each document or other matter required under this Section 4 unless the Administrative Agent shall have received notice from such Lender prior to the proposed First Amendment Effective Date specifying its objections thereto.

SECTION 5. Costs and Expenses. The Borrowers shall pay all reasonable out-of-pocket costs and expenses incurred by the Administrative Agent in connection with this Amendment.

SECTION 6. Effect of this Amendment. (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Credit Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

Nothing herein shall be deemed to entitle any Credit Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document in similar or different circumstances.

(b) Each Credit Party agrees that all of its obligations, liabilities and indebtedness under each Credit Document, including guarantee obligations, shall remain in full force and effect, in accordance with applicable law, on a continuous basis after giving effect to this Amendment.

(c) On and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “herein”, “hereunder”, “hereto”, “hereof” and words of similar import shall, unless the context otherwise requires, refer to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other Credit Document shall be deemed to be a reference to the Credit Agreement as amended hereby.

SECTION 7. Interpretation. This Amendment shall constitute a Credit Document for the purposes of the Credit Agreement and the other Credit Documents.

SECTION 8. Governing Law; Jurisdiction; Consent to Service of Process.

(a) This Amendment shall be construed in accordance with and governed by the law of the State of New York.

(b) Each party to this Amendment hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to the Credit Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding shall be heard and determined in such New York State court or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(c) Each party to this Amendment hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Amendment in any court referred to in paragraph (b) of this Section 8. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d) Each party to this Amendment irrevocably consents to service of process in the manner provided for notices in Section 9.01 of the Credit Agreement.

Nothing in this Amendment will affect the right of any party to this Amendment to serve process in any other manner permitted by law.

SECTION 9. Miscellaneous. Sections 9.01, 9.04(a), 9.05, 9.06, 9.07, 9.10, 9.11 and 9.13 of the Credit Agreement shall be applicable to this Amendment as though set forth herein, mutatis mutandis.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

TIME WARNER INC., as Borrower

By:	Edward B. Ruggiero
Name: Edward B. Ruggiero
Title: Senior Vice President and Treasurer

TIME WARNER INTERNATIONAL FINANCE LIMITED, as Borrower

By:	Stephen N. Kapner
Name: Stephen N. Kapner
Title: Director

CITIBANK, N.A., as Administrative Agent and as a Lender,

By	/s/ Carolyn Kee
Name:	Carolyn Kee
Title:	Vice President

BANK OF AMERICA, N.A., as a Lender,

By	/s/ Michael Makaitis
Name:	Michael Makaitis
Title:	Authorized Signatory

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender,

By	/s/ Jose Carlos
Name:	Jose Carlos
Title:	Vice President

BARCLAYS BANK PLC, as a Lender,

By	/s/ Nicole Conjares
Name:	Nicole Conjares
Title:	Authorized Signatory

BNP PARIBAS, as a Lender,

By	/s/ Nuala Marley
Name:	Nuala Marley
Title:	Managing Director

By	/s/ Maria Mulic
Name:	Maria Mulic
Title:	Vice President

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender,

By	/s/ Ross Levitsky
Name:	Ross Levitsky
Title:	Managing Director

By	/s/ Philippe Sandmeier
Name:	Philippe Sandmeier
Title:	Managing Director

JPMORGAN CHASE BANK, N.A.,
as a Lender,

By	/s/ Tina Ruyter
Name:	Tina Ruyter
Title:	Executive Director

THE ROYAL BANK OF SCOTLAND PLC, as a Lender,

By	/s/ Alex Daw
Name:	Alex Daw
Title:	Authorized Signatory

WELLS FARGO BANK, N.A., as a Lender,

By	/s/ David M. Mallett
Name:	David M. Mallett
Title:	Managing Director

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender,

By	/s/ Kestrina Budina
Name:	Kestrina Budina
Title:	Director

By	/s/ Hiroki Tsuchiya
Name:	Hiroki Tsuchiya
Title:	Director Credit Agricole CIB

MIZUHO CORPORATE BANK, LTD., as a Lender,

By	/s/ Bertram H. Tang
Name:	Bertram H. Tang
Title:	Authorized Signatory

By
Name:
Title:

SOVEREIGN BANK, as a Lender,

By	/s/ Alister Moreno
Name:	Alister Moreno
Title:	Global Banker

SUMITOMO MITSUI BANKING CORP., as a Lender,

By	/s/ David W. Kee
Name:	David W. Kee
Title:	Joint General Manager

By
Name:
Title:

UBS LOAN FINANCE LLC, as a Lender,

By	/s/ Irja R. Otsa
Name:	Irja R. Otsa
Title:	Associate Director Banking Products Services, US

By	/s/ Mary E. Evans
Name:	Mary E. Evans
Title:	Associate Director Banking Products Services, US

GOLDMAN SACHS BANK USA, as a Lender,

By	/s/ Mark Walton
Name:	Mark Walton
Title:	Authorized Signatory

By
Name:
Title:

THE BANK OF NOVA SCOTIA, as a Lender,

By	/s/ Brenda S. Insull
Name:	Brenda S. Insull
Title:	Authorized Signatory

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH as a Lender,

By	/s/ Doreen Barr
Name:	Doreen Barr
Title:	Director

By	/s/ Michael D. Spaight
Name:	Michael D. Spaight
Title:	Associate

MORGAN STANLEY BANK, N.A., as a Lender,

By	/s/ Sherrese Clarke
Name:	Sherrese Clarke
Title:	Authorized Signatory

By
Name:
Title:

THE BANK OF NEW YORK MELLON, as a Lender,

By	/s/ Thomas J. Tarasovich, Jr.
Name:	Thomas J. Tarasovich, Jr.
Title:	Vice President

By
Name:
Title:

LLOYDS TSB BANK PLC, as a Lender,

By	/s/ Deborah Carlson
Name:	Deborah Carlson
Title:	Director Corporate Banking USA C103

By	/s/ Christian Hammerbeck
Name:	Christian Hammerbeck
Title:	Vice President Corporate Banking USA H057

THE ROYAL BANK OF SCOTLAND N.V., as an Issuing Bank,

By	/s/ Alex Daw
Name:	Alex Daw
Title:	Authorized Signatory

EXHIBIT A TO

FIRST AMENDMENT

ACKNOWLEDGMENT AND CONSENT

Reference is made to the FIRST AMENDMENT, dated as of September 27, 2011 (this “Amendment”), to the CREDIT AGREEMENT, dated as of January 19, 2011 (as amended, supplemented or otherwise modified, the “Credit Agreement”), among TIME WARNER INC., a Delaware corporation, TIME WARNER INTERNATIONAL FINANCE LIMITED, a company organized under the laws of England and Wales, the several banks and other financial institutions from time to time parties thereto (the “Lenders”), and CITIBANK, N.A., as administrative agent (the “Administrative Agent”). Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement are used herein as therein defined.

Each of the undersigned parties to the Guarantee hereby (a) consents to the transactions contemplated by this Amendment and (b) acknowledges and agrees that the guarantees made by such party contained in the Guarantee are, and shall remain, in full force and effect, in accordance with applicable law, on a continuous basis after giving effect to this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Acknowledgment and Consent to be duly executed and delivered by their respective proper and duly authorized officers as of the date first written above.

TIME WARNER INC.,
as Guarantor

By:
Name:
Title:

HISTORIC TW INC., as Guarantor

By:
Name:
Title:

TURNER BROADCASTING SYSTEM, INC., as Guarantor

By:
Name:
Title:

HOME BOX OFFICE, INC., as Guarantor

By:
Name:
Title: